COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2015
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

11. COMMITMENTS AND CONTINGENCIES

Operating lease commitments

        The Company has entered into leasing arrangements relating to office premises that are classified as operating leases as of September 30, 2015. Future minimum lease payments for non-cancelable operating leases are as follows:

Office Premises
RMB
Less than 1 year	131,410,180
1 - 2 years	87,341,490
2 - 3 years	34,467,768
3 - 4 years	9,942,854
4 - 5 years	4,496,042
Thereafter	2,621,203

270,279,537

        Rental expense amounted to RMB99 million and RMB147 million for the nine-month period ended September 30, 2014 and 2015, respectively. Rental expense is charged to the statements of income and comprehensive income when incurred.

Capital commitments

        As of September 30, 2015, the Company had outstanding capital commitments totaling RMB15 million, which consisted of capital expenditures of property, equipment and software.

Guarantee

        In connection with our air ticketing business, the Group is required by the Civil Aviation Administration of China, International Air Transport Association, and local airline companies to pay deposits in order to or to provide other guarantees obtain blank air tickets. As of September 30, 2015, the amount under these guarantee arrangements was approximately RMB885 million.

        Based on historical experience and information currently available, we do not believe that it is probable that we will be required to pay any amount under these guarantee arrangements. Therefore, we have not recorded any liability beyond what is required in connection with these guarantee arrangements.

Contingencies

        The Company is not currently a party to any pending material litigation or other legal proceeding or claims.

        The Company is incorporated in Cayman Islands and is considered as a foreign entity under PRC laws. Due to the restrictions on foreign ownership of the air-ticketing, travel agency, advertising and internet content provision businesses, the Company conducts these businesses partly through various VIEs. These VIEs hold the licenses and approvals that are essential for the Company's business operations. In the opinion of the Company's PRC legal counsel, the current ownership structures and the contractual arrangements with these VIEs and their shareholders as well as the operations of these VIEs are in compliance with all existing PRC laws, rules and regulations. However, there may be changes and other developments in PRC laws and regulations. Accordingly, the Company cannot be assured that PRC government authorities will not take a view in the future contrary to the opinion of the Company's PRC legal counsel. If the current ownership structures of the Company and its contractual arrangements with VIEs were found to be in violation of any existing or future PRC laws or regulations, the Company may be required to restructure its ownership structure and operations in China to comply with changing and new Chinese laws and regulations.